Investor presentation Investor presentation March 2012 March 2012 NASDAQ: SSNC NASDAQ: SSNC Exhibit 99.3

Safe Harbor Statement
Safe Harbor Statement
2
This presentation includes forward-looking statements that are based on the current expectations of the management of SS&C and are subject to uncertainty and changes in circumstances.  The forward-looking statements contained herein include statements about the expected effects on SS&C of the proposed acquisition of GlobeOp, the expected timing and conditions precedent relating to the proposed acquisition of GlobeOp, anticipated earnings enhancements and other strategic options and all other statements in this presentation other than statements of historical fact.  Forward-looking statements include, without limitation, statements typically containing words such as “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import.  By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future.
There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements.  These factors include, but are not limited to, unanticipated issues associated with the satisfaction of the conditions precedent to the proposed acquisition; issues associated with obtaining necessary regulatory approvals and the terms and conditions of such approvals; the inability to integrate successfully GlobeOp within SS&C; exposure to potential litigation and changes in anticipated costs related to the acquisition of GlobeOp.  Additional factors that could cause actual results and developments to differ materially include, among others, unanticipated changes in revenue, margins, costs, and capital expenditures; issues associated with new product introductions; foreign currency fluctuations; risks associated with growth;
geographic factors and political and economic risks; actions of SS&C competitors; changes in economic or industry conditions generally or in the markets served by SS&C and GlobeOp; the state of financial and credit markets; work stoppages, labor negotiations, and labor rates; and the ability to complete and appropriately integrate restructurings, consolidations, acquisitions, divestitures, strategic alliances, and joint ventures.
Information on the potential factors that could affect SS&C is also included in its filings with the Securities and Exchange
Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2011.  SS&C undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements only speak as of the date on which they are made.

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Disclaimer
Disclaimer
3
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has been taken to ensure that the facts stated in this presentation are accurate and that the opinions expressed are fair and reasonable, the
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with this presentation. Nothing in this presentation should be taken as profit forecasts or statements regarding SS&C’s expectation for earnings per share during the remainder of 2012, for 2013 or for subsequent periods.
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SS&C Acquisition Of GlobeOp
SS&C Acquisition Of GlobeOp
Summary of Terms
Offer price of 485p per share I All cash offer
Enterprise Value of £504 million
(a)
I Diluted Equity Value of £572 million
Represents 11.5% premium to TPG’s standing offer of 435p
Unanimous SS&C Board approval and recommendation of the
Independent Directors of GlobeOp
Acceptance threshold of 70%
The transaction is subject to certain regulatory conditions
Transaction to be financed by a combination of SS&C’s existing cash resources and new facilities
Expected to close in mid-2012
4
a) Calculated as diluted equity value net of cash of $106.8 million at 12/31/2011 (converted to £ using £:$ exchange rate of £1:$1.5726).

AUA
Revenue
'09 - '11 AuA CAGR = 26%
157
189
221
109
149
174
2009
2010
2011

Adj. operating profit
Adj. operating profit margin (%)
'09 - '11 Op. Profit CAGR = 37%
24%
30%
31%
37
56
69
2009
2010
2011

GlobeOp Overview
GlobeOp Overview
5
a) Adjusted operating profit calculated as operating profit prior to depreciation and amortization expense, employee costs related to share-based compensation, legal claims and tax reserves (net of insurance), integration and redundancy costs and other costs.
Source: GlobeOp filings
Leading independent provider of
business processing, technology
services and analytics to hedge fund
industry
Strong momentum as evidenced by
growing assets under administration
AuA has increased by ~60% since
2009
Leverages proprietary technology to
cater to complex strategies
Serves global blue chip client base
Recurring revenue model supports
strong cash flow generation
Historical AuA ($bn) and revenue ($m)
Historical adjusted operating profit
(a)
($m)
Key highlights

Strategic Rationale
Strategic Rationale
6

a) Includes full-year 2011 PORTIA revenues for illustrative purposes.
b) Accretion based on an Adjusted net income basis using underlying consensus forecasts for SS&C and GlobeOp with adjustments for PORTIA acquisition and pro forma adjustments for acquisition of GlobeOp. Adjusted net income and earnings per share are defined as earnings before amortization of intangible assets and deferred financing costs, stock-based compensation, capital-based taxes and other unusual and nonrecurring items.
Unique opportunity to combine two independent hedge fund administrators into a full service, global market leading business
Complements SS&C's core portfolio accounting and management offerings; augments existing large and diverse blue chip client base and presents significant cross-sell and cost saving opportunities
Business diversification increasing the recurring, highly predictable revenue base with combined 2011 total revenue of ~$635m
(a)
; supporting strong deleveraging and
robust cash flow dynamics
Consistent with SS&C’s strong track record of value creation through M&A, as evidenced by its 30+ acquisitions to date
Financially attractive:
Expected run-rate, pre-tax cost synergies of at least $25 million to be achieved within 3 years following transaction close
Transaction meaningfully accretive
(b)
in first year following transaction close

Expected To Create A Top 3 Hedge Fund Administrator
With Strong Offerings In Key Areas…
Expected To Create A Top 3 Hedge Fund Administrator
With Strong Offerings In Key Areas…

Pro Forma Q4-11
$ % of total
1 Citco $472 15.5%
2 State Street 409 13.4%
3 SS&C/GlobeOp 298 9.8%
4 BNY Mellon 293 9.6%
5 Goldman Sachs 196 6.5%
6 Northern Trust 182 6.0%
7 Citi 171 5.6%
8 Morgan Stanley 127 4.2%
9 HSBC 124 4.1%
10 SEI 86 2.8%
Top 10 $2,358 77.5%
Total $3,042 100.0%
Note:  Represents Hedge Fund Assets under administration.
Source: HFN Q4 2011 Hedge Fund Administrator Survey
Hedge fund administrator ranking (AuA $bn)
Hedge fund administrator ranking (AuA $bn)
Acquisition expands product offering / capabilities
Acquisition expands product offering / capabilities
Post acquisition, will allow SS&C to have
substantial base across a number of fund
strategies, including fixed income, volatility
and active trading
GlobeOp middle-office offerings will
complement SS&C’s core portfolio of
accounting and management products and
services
Combined entity will provide a
comprehensive array of product offerings,
best in breed technologies,  and
complementary services under a public,
independent, single platform
Combined entity
(a)
with strong cloud based
computing, mobility and sophisticated portal
capabilities, backed by combined ~500
strong development organization
a) Includes PORTIA.

Intended to Diversify The Business Mix And
Increase Recurring Revenue
Intended to Diversify The Business Mix And
Increase Recurring Revenue

2011 recurring revenue share
2011 recurring revenue share
a) Includes full-year 2011 PORTIA revenues for illustrative purposes.
Source: Company filings
SS&C Combined GlobeOp
$414 million $221 million $635 million
Acquisition broadens product offering:
Expands SS&C’s offerings in Fixed Income and Diversified strategies, where
GlobeOp is an active participant, and strengthens SS&C’s middle office capabilities
Provides SS&C with a strong European platform
Business mix
Business mix
(a)
Non-
recurring
13%
Recurring
87%
Recurring
88%
Non-
recurring
12%
Recurring
92%
Non-
recurring
8%

Successful History Of Deleveraging
…The Acquisition Of GlobeOp is intended to Generate Robust Cash Flows Over The Long
Run And Management Remains Committed to Supporting Value to All Stakeholders…
Successful History Of Deleveraging
…The Acquisition Of GlobeOp is intended to Generate Robust Cash Flows Over The Long
Run And Management Remains Committed to Supporting Value to All Stakeholders…

Historical Leverage
(a) Historical Leverage
(a)
11/23/2005 – SS&C is taken
private by the Carlyle Group in
a $1.05 billion buyout
Debt/EBITDA: 7.0x
Net debt/EBITDA: 6.8x
3/31/2010 – SS&C undergoes
its IPO since being taken
private, raising $134.6mm
Debt/EBITDA: 3.2x
Net debt/EBITDA: 3.0x
2/9/2011 – SS&C issues a
follow-on offering, raising
$52.0mm
Debt/EBITDA: 2.1x
Net debt/EBITDA: 1.5x
Current
Debt/EBITDA: 0.7x
Net debt/EBITDA: 0.4x
a) Defined as net debt / adjusted EBITDA.
b) Balance sheet data as of 11/30/2005.
c) Balance sheet data as of 3/31/2010.
d) Balance sheet data as of 12/31/2010.
e) Balance sheet data as of 12/31/2011.
6.8x
3.0x
1.5x
0.4x
LBO
(b)
IPO
(c)
Follow-on
(d)
Current
(e)

Successful Acquisition History
SS&C has completed over 30 acquisitions to date
Successful Acquisition History
SS&C has completed over 30 acquisitions to date

Acquisition of Northport
Acquisition of Quantra
Acquisition of The Savid Group
Acquisition of Real-Time USA
Acquisition of DBC
Acquisition of OMR Systems
Acquisition of Investment Advisory
Network
Acquisition of NeoVision
Hypersystems
Acquisition of Eisnerfast
Acquisition of FMC
Acquisition of Financial Interactive
Acquisition of MarginMan
Acquisition of Open Information Systems
Acquisition of Achievement Technologies LLC
Acquisition of Evare
Acquisition of MAXIMIS business from Unisys
Acquisition of Tradeware
Acquisition of TheNextRound, Inc.
Acquisition of Chalke, Inc.
Acquisition of HedgeWare, Inc.
Acquisition of The Brookside
Corporation
Acquisition of Micro Design
Services
2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997 1996 1995
Acquisition of Cogent Management
Acquisition of Zoologic
Acquisition of TimeShareWare
Acquisition of thinkorswim
Techonologies, Inc.
Acquisition of GIPS
Acquisition of Mabel Systems
Acquisition of Shepro Braun
Acquisition of Digital Visions
Acquisition of Amicorp Fund Services
2012
Acquisition of BDO Simpson Xavier Fund
Administrator
Acquisition of BenefitsXML
Pending acquisition of PORTIA